UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 15, 2016

Commission file number 1-13163
________________________
YUM! BRANDS, INC.
 (Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 15, 2016, the Board of Directors (the “Board) of YUM! Brands, Inc. (the “Company”) amended the Bylaws of the Company to add a new Article 8, Section 9 (the “Bylaw Amendment”) providing that unless the Company consents in writing to the selection of an alternative forum, the North Carolina General Court of Justice, Superior Court Division, with venue in Mecklenburg County, North Carolina (the “Specified Court”) (or, if such court lacks subject matter jurisdiction or if venue is not proper in such court, a North Carolina court in a county which has subject matter jurisdiction and in which venue is proper or a federal court located within the State of North Carolina) shall be the sole and exclusive venue and forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, shareholder, employee or agent of the Company to the Company or its shareholders, (iii) any action asserting a claim against the Company or any current or former director, officer, shareholder, employee or agent of the Company arising out of or relating to any provision of the North Carolina Business Corporation Act or the Company’s Articles of Incorporation or Bylaws or as to which the North Carolina Business Corporation Act confers jurisdiction upon the Specified Court, (iv) any action asserting a claim governed by the internal affairs doctrine; or (v) any other action asserting a claim against the Company or any current or former director, officer, shareholder, employee or agent of the Company that relates to the “internal affairs” of the Company for purposes of Section 55-7-50 of the North Carolina Business Corporation Act.

The foregoing is a summary of the adopted Bylaw Amendment and such summary is qualified in its entirety by the full text of new Article 8, Section 9, which is set forth in the Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

In adopting the Bylaw Amendment and determining that doing so is in the best interests of the Company and its shareholders, the Board considered various factors, including, among others: prevailing market practice; that the Company is incorporated under the laws of the state of North Carolina; that adopting such an exclusive forum provision covering specified claims does not materially change the substantive legal claims available to shareholders; statutory provisions and case law developments upholding the authority of the board of directors to adopt such a provision and confirming its validity and enforceability; the importance to the Company and its shareholders of reducing litigation costs and preventing corporate resources from being unnecessarily diverted to address duplicative, costly and wasteful multi-forum litigation; the value of facilitating consistency and predictability in litigation outcomes for the benefit of the Company and its shareholders; and the supportive feedback received from a significant percentage of shareholders of the Company regarding adopting such a provision for all of the foregoing reasons.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Bylaws of YUM! Brands, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	July 19, 2016	/s/ Marc L. Kesselman
Marc L. Kesselman
General Counsel and Corporate Secretary